Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     We have issued our reports dated March 24, 2006, accompanying the consolidated financial statements and schedule included in the Annual Report of Crimson Exploration, Inc. on Form 10-K for the year ended December 31, 2005. We hereby consent to the incorporation by reference of said reports in the Registration Statement of Crimson Exploration, Inc. on Form S-8 (File No. 333-122987).

/s/ GRANT THORNTON LLP
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Houston, Texas
March 24, 2006

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